                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION

IN THE MATTER OF:                                        Case No. 00-02736-5-ATS
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480

                  Debtor
--------------------------------------------------------------------------------
      Debtor's Report of Substantial Consummation of Plan of Reorganization
                 Dated April 30, 2001, as Amended June 11, 2001
--------------------------------------------------------------------------------

     Now Comes Athey Products Corporation (the "Debtor") and files this Report of the substantial consummation of the Plan of Reorganization Dated April 30, 2001, as amended June 11, 2001 (as amended, the "Plan") filed by the Debtor.

1. All assets of the Debtor have been liquidated, and all cash proceeds deposited with John A. Northen as the disbursing agent for distribution in accordance with the terms of the confirmed plan.

2. At the closing the sale of the assets, payment, or adequate provision of all secured claims was made, and by subsequent orders of the court allowing secured claims in particular amounts, all secured claims have been paid in full.

3. On or about July 30, 2001, the disbursing agent paid all allowed priority unsecured wage claims in full, together with interest from the petition date at the applicable federal rate. A list of these distributions is attached hereto as Exhibit A and incorporated by reference.

4. On or about August 6, 2001, the disbursing agent paid all remaining allowed priority unsecured claims in full, together with interest from the petition date at the applicable federal rate. A list of these distributions is attached hereto as Exhibit B and incorporated by reference.

5. On or about September 7, 2001, October 11, 2001, and November 30, 2001, the disbursing agent made payment of all allowed unsecured claims, excluding those as to which objections were pending, with interest from the petition date to the date of payment at the applicable federal rate. Attached hereto as Exhibit C, Exhibit D, and Exhibit E are lists of all such payments.

6. There currently remain outstanding claims which are as yet unresolved and subject to pending objections. These claims consist of the following:

     a. Western Power, Claim No. 453, (filed late but allowed as timely filed due to omission from schedules), Amount Claimed $41,658.13, Objection pending

     b. Arizona Department of Administration, (filed late but asserted as timely due to omission from schedules), Amount Claimed $104,839.89, objection anticipated.

     c. State of Delaware, franchise taxes of approximately $43,000.00 per calendar quarter; owed for 2001; Debtor is seeking reduction pursuant to applicable law.

6. Upon resolution of the foregoing unsecured claims, the disbursing agent will pay or provide for final administrative expenses and make final distributions to shareholders through the transfer agent to shareholders holding approximately 3,800,000 shares of common stock. At present funds on deposit are $1,232,414.35, from which will be paid the allowed amounts of the foregoing claims, as determined by the Bankruptcy Court, along with final administrative costs or expenses.

     RESPECTFULLY submitted on behalf of the Debtor, this the 5th day of December, 2001.

                                                     Athey Products Corp.

                                                     By: /s/ John A. Northen
                                                         -----------------------
                                                         Counsel for the Debtor

NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION

IN THE MATTER OF:                                        Case No. 00-02736-5-ATS
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480
                   Debtor
--------------------------------------------------------------------------------
                             CERTIFICATE OF SERVICE
--------------------------------------------------------------------------------


     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the foregoing by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:

Marjorie K. Lynch
Bankruptcy Administrator
300 Fayetteville Street Mall, #412
P.O. Drawer 3039
Raleigh, NC 27602-3039


Howard Brownstein                           William G. Pappas
Nachman Hays Consulting, Inc.               Parker Poe Adams & Bernstein
822 Montgomery Avenue, #204                 150 Fayetteville Street Mall, #1400
Narbeth, PA 19072                           P.O. Box 389
                                            Raleigh, NC 27602

Joe Dindorf                                 John H. Small
19825 Killarney Way                         Brooks, Pierce
Brookfield, WI 53045                        P.O. Box 26000
                                            230 N. Elm Street, Ste 2000
                                            Greensboro, NC 27420

Jack McCullough                             Marty McCullough
c/o Orton McCullough Crane Co.              c/o Orton McCullough Crane Co.
P.O. Box 830                                P.O. Box 830
Huntington, IN 46750                        Huntington, IN 46750



                  This the 5th day of December, 2001.

                                                     ATHEY PRODUCTS CORP.

                                                     By: /s/ John A. Northen
                                                         -----------------------
                                                        Counsel for the Debtor

NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441

                                    Exhibit A
                               Athey Products Corp
                              Priority Wage Claims
                             Pay Date July 30, 2001


Claim No.   Creditor's Name                   Allowed     Interest      Total

171       William R. Mims, Jr.               $4,203.20    $162.37     $4,365.57
          109 Hope Street
          Wake Forest, NC 27587


224       Joseph E. Davis                    $3,700.99    $142.97     $3,843.96
          315 Bunn Elementary School Rd
          Bunn, NC 27508


231       Fred O. Mitchell                   $9,566.67    $369.56     $9,936.23
          7281 NC 96 Hwy West
          Youngsville, NC  27596

235       Fred D. Davis                      $8,643.33    $333.89     $8,977.22
          1805 Ferrells Bridge Rd
          Louisburg, NC  27549

236       Michael Todd                       $3,615.41    $139.66     $3,755.07
          186 Royals Circle
          Conway, SC 29526

240       David Stokes                       $1,786.34     $69.01     $1,855.35
          6104 Riley Hill Rd
          Wendell, NC 27591


241       Phyllis Olsen                      $1,751.85     $67.67     $1,819.52
          6309 Alfalfa Lane
          Wake Forest, NC 27587

                                    Exhibit A
                               Athey Products Corp
                              Priority Wage Claims
                             Pay Date July 30, 2001


Claim No.     Creditor's Name             Allowed     Interest      Total

242          Gale Gargis                 $1,808.18       $69.85    $1,878.03
             79 Joe Denton Rd
             Louisburg, NC 27549

243          Robin Poston                $1,279.37       $49.42    $1,328.79
             5505 Orchard Oriole Tr
             Wake Forest, NC 27587

244          Susan Bailey                $5,385.94      $208.06    $5,594.00
             624 Mill Avenue
             Wake Forest, NC 27587

245          Paul Carroll                $3,541.24      $136.80    $3,678.04
             2121 Eason Drive
             Clayton, NC 27520

246          Orr, Ida                    $1,390.44       $53.71    $1,444.15
             6004 Marshville Court
             Raleigh, NC 27616

247          Lawrence Fetter             $5,440.06      $210.15    $5,650.21
             7601 Audubon Drive
             Raleigh, NC 27615

248          Franklin Tuck               $2,147.82       $82.97    $2,230.79
             106 Jordan Ln
             Wake Forest, NC 27587

249          James Reilley               $2,076.63       $80.22    $2,156.85
             171 Lake Royale
             Louisburg, NC 27549

                                    Exhibit A
                               Athey Products Corp
                              Priority Wage Claims
                             Pay Date July 30, 2001


Claim No.    Creditor's Name            Allowed      Interest          Total

250          Lillian Stone             $3,517.36      $135.88       $3,653.24
             117 Stones Way
             Louisburg, NC 27549

251          Divino Deleon             $1,498.45       $57.89       $1,556.34
             2916 Pinehurst Drive
             Raleigh, NC 27604

255          Danford Elliott           $3,220.76      $124.42       $3,345.18
             816 Siena Drive
             Wake Forest, NC 27587

256          Marie Bowen               $3,095.25      $119.57       $3,214.82
             2517 Old NC 98
             Wake Forest, NC 27587

257          Marlin Cheek              $2,281.99       $88.15       $2,370.14
             328 7th Street
             Wake Forest, NC 27587

258          Glen Wright               $2,430.57       $93.89       $2,524.46
             407 Fox Park Road
             Louisburg, NC 27549

259          William Fogg              $1,748.11       $67.53       $1,815.64
             320 N. Taylor Street
             Wake Forest, NC 27587

                                    Exhibit A
                               Athey Products Corp
                              Priority Wage Claims
                             Pay Date July 30, 2001


Claim No. Creditor's Name                     Allowed    Interest     Total

260       Lee Banks                          $2,711.92    $104.76   $2,816.68
          107 Fawn Drive
          Wake Forest, NC 27587

261       Douglas Edgerton                   $1,839.01     $71.04   $1,910.05
          24 William Perry Rd
          Louisburg, NC 27549

262       Nader Wakim                        $1,651.88     $63.81   $1,715.69
          9202 Keswick Woods Ct
          Raleigh, NC 27615

263       Floyd Burkett, Jr.                 $2,618.49    $101.15   $2,719.64
          1024 Rock Drive
          Raleigh, NC 27610

264       Theresa Upchurch                   $1,236.88     $47.78   $1,284.66
          2251-207 Wills Grove Ln
          Raleigh, NC 27615

265       Otha Grissom                       $2,022.29     $78.12   $2,100.41
          311 Happy Valley Trailer Park
          Franklinton, NC 27615

266       Sam G. Cannady                     $2,023.98     $78.19   $2,102.17
          2007 Dyking Rd
          Kittrell, NC 27544

267       Charles Muegge                     $1,997.39     $77.16   $2,074.55
          5418 Flintride Pl
          Raleigh, NC 27609

                                    Exhibit A
                               Athey Products Corp
                              Priority Wage Claims
                             Pay Date July 30, 2001


Claim No.     Creditor's Name           Allowed         Interest      Total

268         Donald Pendergrass         $2,335.86         $90.23     $2,426.09
            928 Tarboro Rd
            Youngsville, NC 27596

269         Linwood Joyner             $2,229.21         $86.11     $2,315.32
            4820 Eagleroot Ct
            Wake Forest, NC 27587

270         Dennis Mercer              $1,795.01         $69.34     $1,864.35
            5701 Continental Way
            Raleigh, NC 27610

271         George Livingston          $2,225.29         $85.96     $2,311.25
            1749 Schloss Rd
            Lousiburg, NC 27549

272         Alsidney Strickland        $2,210.44         $85.39     $2,295.83
            195 Brannon Rd
            Zebulon, NC 27597

273         Richard Savage             $5,491.56        $212.14     $5,703.70
            208 North Pointe
            Louisburg, NC 27549

274         Larry Kearney              $2,980.25        $115.13     $3,095.38
            748 Dead Rd
            Bunn, NC 27508

275         James Johnson              $2,551.95         $98.58     $2,650.53
            604 Walnut Street
            Wake Forest, NC 27587
                                                                          Page 9

276         Carl McNeill              $1,782.68        $68.87       $1,851.55
            307 Maymont Ct
            Durham, NC 27703

277         Alvin Batchelor           $2,320.88        $89.66       $2,410.54
            123 Sledge Rd
            Louisburg, NC 27549

278         Wardell Stallings         $3,097.30       $119.65       $3,216.95
            6795 NC 39 Hwy S
            Zebulon, NC 27597

279         Debra Collings            $1,530.12        $59.11       $1,589.23
            105 Oak Pond Pl
            Franklinton, NC 27525

280         Samuel Anderson           $5,147.14       $198.84       $5,345.98
            1116 Casey Dr
            Wake Forest, NC 27587

281         Willie J. Sasser, Jr.       $746.87        $28.85         $775.72
            132 Berringer Lane
            Garner, NC 2 275229

282         Fred Frazier              $1,157.84        $44.73       $1,202.57
            1244 N. Main Street
            Wake Forest, NC 27587

283         Michael Long              $3,509.73       $135.58       $3,645.31
            1011 Stallings Rd
            Durham, NC 27703

284         Lamonia Brodie            $2,617.30       $101.11       $2,718.41
            119 Vaiden Rd
            Louisburg, NC 27549
                                                                         Page 10

285         Wes Brant                     $3,848.24   $148.66    $3,996.90
            5437 Chimney Swift Dr
            Wake Forestq, NC 27587

286         Coralee Blewitt               $3,003.02   $116.01    $3,119.03
            2224 Averett Rd
            Wake Forest, NC 27587

287         Thomas Perry                  $2,447.70    $94.56    $2,542.26
            413 Fox Park Rd
            Louisburg, NC 27549

288         William Carty                 $2,539.61    $98.11    $2,637.72
            3200 Rives Chapel Church Rd
            Siler City, NC 27344

289         David Smith                   $1,346.20    $52.00    $1,398.20
            1190 Woodland Church Rd
            Wake Forest, NC 27587

290         George Cooper                 $3,250.00   $125.55    $3,375.55
            15325 Creedmoor Rd
            Creedmoor, NC 27522

291         Johnnie Mills                 $2,665.92   $102.99    $2,768.91
            217 Taylor Rd
            Louisburg, NC 27549

292         Harvey Alston                 $2,399.16    $92.68    $2,491.84
            2763 Schloss Rd
            Lousiburg, NC 27549

293         James Woodlief                $2,207.47    $85.28    $2,292.75
            2186 S. Chavis Rd
            Kittrell, NC 27544
                                                                         Page 11

294         James Williams                $2,207.20     $85.26    $2,292.46
            12028 Peed Rd
            Raleigh, NC 27614

295         James Williams                $2,264.00     $87.46    $2,351.46
            12028 Peed Rd
            Raleigh, NC 27614

296         Phillip Tabron                  $794.65     $30.70      $825.35
            P.O. Box 877
            Youngsville, NC 27596

297         Bennie Burt                   $1,887.29     $72.91    $1,960.20
            195 Brdigewater Drive
            Louisburg, NC 27549

298         Elton Ross                    $3,013.32    $116.41    $3,129.73
            722 Lake View Rd
            Louisburg, NC 27549

299         Theodore Allen                $1,969.00     $76.06    $2,045.06
            255 Sim Bridge Rd
            Franklinton, NC  27525-827

300         Gordon Arrington              $3,307.77    $127.78    $3,435.55
            1502 Ronald Tharrington Dr
            Louisburg, NC 27549

301         Rodger Solomon                $1,109.72     $42.87    $1,152.59
            Rt 6, Box 675
            Warrenton, NC 27589

302         Mark Jefferys                   $924.73     $35.72      $960.45
            3816 Edgemont Rd
            Wendell, NC 27591

303         David Anderson                $1,460.01      $56.40    $1,516.41
            Rt 2, Box 519
            Franklinton, NC 27525

304         Weldon Nicholson              $1,014.90      $39.21    $1,054.11
            288 E. Cottrell
            Louisburg, NC 27549

305         Lloyd Edwards                 $2,652.75     $102.48    $2,755.23
            P.O. Box 1022
            Wake Forest, NC 27588

307         Charles Cannady               $1,383.09      $53.43    $1,436.52
            552 Sombrero Ln
            Henderson, NC 27536

308         Malcolm Sneed                 $3,022.01     $116.74    $3,138.75
            677 Julie McKnight
            Kittrell, NC 27544

309         Melvin Hunter                 $1,582.85      $61.15    $1,644.00
            4820 Draper Rd
            Raleigh, NC 27616

310         Lisa Robinson                 $2,326.15      $89.86    $2,416.01
            129 South Allen Street
            Wake Forest, NC 27587

311         Willie Whitley                  $789.23      $30.49      $819.72
            208 Dogwood Lane
            Franklinton, NC 27525

312         Julie Boeye                     $718.18      $27.74      $745.92
            75 Pine Dr
            Youngsville, NC 27596
                                                                         Page 13

313           Leslie Davis              $1,490.26     $57.57    $1,547.83
              1007 Lawrence Rd
              Wake FOrest, NC 27587

314           Patricia C. Edwards         $994.65     $38.42    $1,033.07
              613 N Main St
              Rolesville, NC 27571

315           Greg Dixon                $1,105.59     $42.71    $1,148.30
              70 Sunshine Acres Ln
              Youngsville, NC 27596

317           Jerry Williams            $2,018.36     $77.97    $2,096.33
              2313 Alstonburg Ave
              Wake Forest, NC 27587

318           Timothy Jefferys          $1,722.77     $66.55    $1,789.32
              P.O. Box 446
              Rolesville, NC 27571

319           John Eisler               $1,429.68     $55.23    $1,484.91
              25 John Mitchell Rd
              Youngsville, NC 27596

320           Thomas Blackley           $2,507.86     $96.88    $2,604.74
              1666 Sutts Store Rd
              Franklinton, NC 27525

321           Erick Allen               $1,354.53     $52.33    $1,406.86
              145 Mark Street
              Franklinton, NC 27525

322           Fred Wakim                $1,663.57     $64.26    $1,727.83
              8605 Hawksmoor Dr
              Raleigh, NC 27615

323           Kenneth Paquin             $1,185.26     $45.79   $1,231.05
              3642 Wild Orchid Ct
              Wake Forest, NC 27587

324           Earl Riley                 $2,268.07     $87.62   $2,355.69
              205 Wilson Street
              Franklinton, NC 27525

325           Aaron Strickland           $1,861.59     $71.91   $1,933.50
              12216 Anderson Rd
              Spring Hope, NC 27882


326           William Ethridge           $1,886.04     $72.86   $1,958.90
              1205  Lake Wendell Rd
              Wendell, NC 27591

328           Claude J. Barber           $1,201.77     $46.42   $1,248.19
              5405 ChilihamPl
              Raleigh, NC 27612

329           William Warden             $3,606.69    $139.33   $3,746.02
              1716 Hunting Ridge Rd
              Raleigh, NC 27615

331           Ebbie Martin               $3,134.78    $121.10   $3,255.88
              4717 Zebulon Rd
              Zebulon, NC 27597

332           Jimmy Stallings            $2,572.90     $99.39   $2,672.29
              232 Hickory Rook Rd
              Louisburg, NC 27549

333           Jerry Burk                 $1,843.31     $71.21   $1,914.52
              47 Nobel Rd
              P.O. Box 238
              Franklinton, NC 27525

334         Joseph Mitchell             $2,472.13      $95.50    $2,567.63
            2401 Kearney Rd
            Wake Forest, NC 27587

335         Lannie Mitchell             $2,395.39      $92.53    $2,487.92
            635 E. Nelson Avenue
            Wake Forest, NC 27587

336         Jennifer Jones              $2,041.04      $78.85    $2,119.89
            916 Amersham Ln
            Wake Forest, NC 27587

337         Robert L. Wheless           $2,506.24      $96.82    $2,603.06
            1369 Mays Crossroads Rd
            Franklinton, NC 27525

338         Nicholas Schlessinger       $2,695.74     $104.14    $2,799.88
            801 Damascus Church Rd
            Chapel Hill, NC 27516

339         Robert Ellington            $2,474.34      $99.58    $2,569.92
            104 S. Allen Street
            Wake Forest, NC 27587

340         Terry Cook                  $1,639.39      $63.33    $1,702.72
            37 Joe's Pl
            Zebulon, NC 27597

344         Patricia Kernagis           $2,402.15      $92.80    $2,494.95
            95100 Prince Geo Ln
            Raleigh, NC 27615

345         Alexander Zaharin           $3,377.16     $130.46    $3,507.62
            1126 Rice Ranch Way
            Cary, NC 27511
                                                                         Page 16

346         Otha Sneed                    $230.82         $8.92     $239.74
            102 Dunston St
            Franklinton, NC 27525

347         Jasper Hedgepeth              $626.09        $24.19     $650.28
            125 Wakeline Drive
            Wendell, NC 27591

348         Brian Gaudaur                 $888.05        $34.31     $922.36
            410 Wayne Drive
            Raleigh, NC 27608

349         Robert Temple               $1,398.13        $54.01    1,452.14
            1574 Thoroughbred Ln
            Franklinton, NC 27525

350         James Brodie, Jr.           $1,399.25        $54.05    1,453.30
            P.O. Box 613
            Wake Forest, NC 27587

351         Robert Vinson               $1,349.09        $52.10    1,401.21
            120 Cedar Creek Ln
            Youngsville, NC 27596

352         Phillip Perry               $2,867.89       $110.79    2,978.68
            P.O. Box 304
            Franklinton, NC 27596

353         Kenneth Woodard               $877.47        $33.90     $911.37
            P.O. Box 674
            Louisburg, NC 27549

354         James Calvin Richardson       $793.68        $30.66     $824.34
            44 ValleyWay
            Franklinton, NC 27525
                                                                         Page 17

355         Robert Pegram                $2,215.47      $85.58     $2,301.05
            1104 S. Chestnut Street
            Henderson, NC 27536

356         Phillip Wiggins              $2,343.43      $90.53     $2,433.96
            1125 Pearly Dr
            Knightdale, NC 27545

357         Louis Dunston                $3,141.31     $121.35     $3,262.66
            101 Martin Hill Dr
            Youngsville, NC 27596

358         Luther Evans                 $1,804.54      $69.71     $1,874.25
            P.O. Box 514
            Townsville, NC 27584

359         Melvin Kelly                 $2,928.90      $95.14     $3,042.04
            1419 Ronald Harrington
            Louisburg, NC 27549

360         Robert Whitlock              $2,951.59     $114.02     $3,065.61
            P.O. Box182
            Youngsville, NC 27596

361         Sandy Holden                 $2,591.41     $100.11     $2,691.52
            371 Lynn Bank Est Rd
            Kittrell, NC 27544

362         Willie Selby                 $2,092.59      $80.84     $2,173.43
            3916 Summer Pl
            Raleigh, NC 27604

363         Michael Tanner                 $801.02      $30.94       $831.96
            545 John Winstead Rd
            Louisburg, NC 27549
                                                                         Page 18

364         Thomas Jones               $2,860.14      $110.49    $2,970.63
            973 Vaiden Rd
            Louisburg, NC 27549

365         Louis Williams             $2,668.89      $103.10    $2,771.99
            301 Breedlove Rd
            Louisburg, NC 27549

366         Benjamin Bowers, Jr.       $2,157.20       $83.33    $2,240.53
            1605 E. Main Street
            Durham, NC 27703

367         Jeremy Yarbrough           $1,908.30       $73.72    $1,982.02
            1255 Ridgeville Rd
            Prospect Hill, NC 27314

368         Calvin Kingsberry          $2,070.76       $79.99    $2,150.75
            Bx 377 Lynnbank Est
            Kittrell, NC 27544

369         James Varney               $1,547.68       $59.79    $1,607.47
            3737 Graham Sherron Rd
            Wake Forest, NC 27587

370         Harry Peterson             $3,202.01      $123.69    $3,325.70
            2092 Hicks Rd
            Youngsville, NC 27596

371         Alexander Massenburg       $2,502.87       $96.69    $2,599.56
            505 E. Pine Ave
            Wake Forest, NC 27587

372         Clifton Prowell            $3,163.79      $122.22    $3,286.01
            142 Cooley Rd
            Youngsville, NC 27596
                                                                         Page 19

373         James Deans, Jr.            $2,709.10      $104.65     $2,813.75
            545 Edwards Rd
            Henderson, NC 27536

374         James Riggan                $1,696.82       $65.55     $1,762.37
            323 Wes Sandling Rd
            Franklinton, NC 27525

375         Melvin Perry                $1,269.28       $49.03     $1,318.31
            460 Bunn Elm School Rd
            Bunn, NC 27508

376         Ronald Parrott              $2,279.75       $88.07     $2,367.82
            492 S. Stratford Dr
            Henderson, NC 27536

377         William Hunter              $1,937.42       $74.84     $2,012.26
            7008 Hodge Rd
            Wendell, NC 27591

378         John Del Greco              $3,101.11      $119.80     $3,220.91
            109 Goswick St
            Knightdale, NC 27545

379         Kenneth Creech              $2,606.67      $100.70     $2,707.37
            2494 Jack Rd
            Clayton, NC 27520

380         Kelly Cavender              $2,591.29      $100.10     $2,691.39
            Lot 8 Cleghorn MHP2
            Youngsville, NC 27596

381         Eddie Kittrell                $786.39       $30.38       $816.77
            724 Nelson Ave
            Wake Forest, NC 27587

382   Wilbert Perry                $  886.75          $34.26         $  921.01
      870 Rocky Ford Rd
      Louisburg, NC 27549

383   George Barefoot              $2,369.08          $91.52         $2,460.60
      10104 Ligon Mill Rd
      Wake Forest, NC 27587

384   Jason Dickerson              $  640.39          $24.74         $  665.13
      149 First Street
      Henderson, NC 27536

385   Thomas Rogers                $1,611.50          $62.25         $1,673.75
      2308 Alstonburg Ave
      Wake Forest, NC 27587

389   Tony Grissom                 $  577.79          $22.32         $  600.11
      1107 Upchurch Street
      Raleigh, NC 27610

391   Hubert Jones                 $1,091.23          $42.15         $1,133.38
      P.O. Box 46505
      Raleigh, NC 27620

392   Frank Brooks                 $1,403.55          $54.22         $1,457.77
      405 Belmont Drive
      Durham, NC 27703

393   Brad Blackstone              $2,409.96          $93.10         $2,503.06
      852 Silverthorne Tr
      Highland Village, TX
      75077

394   Timothy Alston               $1,534.05          $59.26         $1,593.31
      1062 Vaiden Rd
      Louisburg, NC 27549

395   Alphonza Merritt             $2,072.65          $ 80.07        $2,152.72
      596 E Walnut Street
      Wake Forest, NC 27587

396   Phillip Cashwell             $6,140.85          $237.22        $6,378.07
      912 Temple Ridge Rd
      Wake Forest, NC 27587

397   Nicholas Schlessinger        $2,219.08          $ 85.72        $2,304.80
      801 Damascus Church Rd
      Chapel Hill, NC 27516-8317

398   Edwin Nevarez                $1,457.06          $ 56.29        $1,513.35
      15 Lake Royale
      Louisburg, NC 27549

399   Patricia Crowell             $1,586.40          $ 61.28        $1,647.68
      112 Fox Hunt Court
      Youngsville, NC 27596

400   Stewart Smith                $7,085.05          $273.70        $7,358.75
      14320 Southwest 80th Pl
      Tigard, OR 97224

401   Jesse Harris                 $1,839.76          $ 71.07        $1,910.83
      P.O. Box 593
      Oxford, NC 27565

402   Calvert Davis                $1,388.86          $ 53.65        $1,442.51
      1787 Ferrell Bridge Rd
      Louisburg, NC 27549

403   Karen Dailey                 $2,781.11          $107.43        $2,888.54
      524 Rodney Bay Crossing
      Wake Forest, NC 27587

404   Norman Joyner                $1,935.69          $ 74.78        $2,010.47
      658 Hill Rd
      Franklinton, NC 27525

405   Donald S. Miller             $1,366.94          $ 52.81        $1,419.75
      P.O. Box 193
      New London, OH 44851

406   John Strickland              $1,928.57          $ 74.50        $2,003.07
      P.O. Box 539
      Wendell, NC 27591

407   Brenda Williams              $  546.81          $ 21.12        $  567.93
      41 Gold Finch Lane
      Henderson, NC 27536

408   Raymond Bullock, Jr.         $1,026.60          $ 39.66        $1,066.26
      103 E Vernon Street
      Nashville, NC 27856

409   David W. Hancock, IV         $2,528.94          $ 97.69        $2,626.63
      7133 Tyndall Court
      Raleigh, NC 27615

410   Robert Speed                 $  995.75          $ 38.47        $1,034.22
      63 Plantation Lane
      Kittrell, NC 27544

414   Wally Shearin                $1,116.25          $ 43.12        $1,159.37
      84 Lake Royale
      Louisburg, NC 27549

415   Patrick McGurk               $2,607.88          $100.74        $2,708.62
      916-18 Avenue NE
      St. Petersburg, FL 33704

417         Lawrence Derubbo            $3,357.67   $129.71   $3,487.38
            P.O. Box 160
            Corinth, NY 12822

418         Ken Dale                    $3,379.89   $130.57   $3,510.46
            19438 South Lazycreek Ln
            Oregon City, OR 97045

427         Donald Fogg                 $1,770.14    $68.38   $1,838.52
            1870 West River Rd
            Franklinton, NC 27525

428         Thomas N. Nelson           $12,233.18   $472.57  $12,705.75
            1816 Whittington Drive
            Raleigh, NC 27614

429         Vicki Morris                $1,063.74    $41.09   $1,104.83
            P.O. Box 1087
            Wake Forest, NC 27588

430         Danny King                  $2,281.37    $88.13   $2,369.50
            1108 Courtland Drive NW
            Wilson, NC 27896

437         Dwight Wright               $2,054.81    $79.38   $2,134.19
            530 Thomas Street
            Henderson, NC 27536

443         David W. Hancock, IV        $5,605.75   $216.55   $5,822.30
            7133 Tyndall COurt
            Raleigh, NC 27615

            TOTALS                                          $418,777.79

                                    Exhibit B
                              Athey Products Corp.
                            Priority Claims paid 8/6

--------------------------------------------------------------------------------
    Claim No.         Payee              Claim Amt     Interest      Total
--------------------------------------------------------------------------------
65                Wake Co Revenue         $140.71       $5.62       $146.33
                  Department
--------------------------------------------------------------------------------
452               Wake Co Revenue         $124.88       $4.99       $129.87
                  Department
--------------------------------------------------------------------------------
455               Employ Security          $20.30       $0.81        $21.11
                  Commission
--------------------------------------------------------------------------------
456               Employ Security         $217.94       $8.71       $226.65
                  Commission
--------------------------------------------------------------------------------
Total                                     $503.83      $20.13       $523.96
--------------------------------------------------------------------------------

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                           Allowed        Payment       Interest
------------------------------------------------------------------------------------------------------------
002                 Chris Leith Chevrolet                           281.43         294.22        12.79
------------------------------------------------------------------------------------------------------------
003                 Carolina Controls Co.                           110.29         115.30         5.01
------------------------------------------------------------------------------------------------------------
004                 Southern Rubber Co.                             103.25         107.94         4.69
------------------------------------------------------------------------------------------------------------
005                 Debt Acquisition Co obo Reddick Equipment       650.25         679.79        29.54
------------------------------------------------------------------------------------------------------------
006                 Campbell Brown                                3,719.32       3,888.29       168.97
------------------------------------------------------------------------------------------------------------
007                 Lewis Systems & Service                         744.84         778.68        33.84
------------------------------------------------------------------------------------------------------------
008                 Accent Reprographics                            719.40         752.08        32.68
------------------------------------------------------------------------------------------------------------
009                 Cavin's, Inc.                                   496.72         519.29        22.57
------------------------------------------------------------------------------------------------------------
010                 Engineered Components                         1,001.82       1,047.33        45.51
------------------------------------------------------------------------------------------------------------
011                 Hoyt N. Wheeler                                 691.00         722.39        31.39
------------------------------------------------------------------------------------------------------------
012                 ASM obo Laserform and Machine                 4,765.76       4,982.28       216.52
------------------------------------------------------------------------------------------------------------
015                 Capital Investors obo Mueller Co.             2,697.13       2,819.66       122.53
------------------------------------------------------------------------------------------------------------
016                 C MC Sencon                                   6,048.35       6,323.13       274.78
------------------------------------------------------------------------------------------------------------
017                 Debt Acquisition obo Interstate Diesel          762.16         796.79        34.63
------------------------------------------------------------------------------------------------------------
019                 Raleigh Durham Rubber and Gasket             77,406.56      80,923.25     3,516.69
------------------------------------------------------------------------------------------------------------
020                 Ladd Industries                                 305.11         318.97        13.86
------------------------------------------------------------------------------------------------------------
021                 Vogel Lubrication, Inc.                      13,403.87      14,012.83       608.96
------------------------------------------------------------------------------------------------------------
022                 Debt Acquisition obo Vehicle Improvement      2,130.31       2,227.09        96.78
------------------------------------------------------------------------------------------------------------
023                 Murray Supply Co                              4,824.31       5,043.49       219.18
------------------------------------------------------------------------------------------------------------
024                 C.C. Dickson Co.                              1,205.10       1,259.85        54.75
------------------------------------------------------------------------------------------------------------
025                 Bauer Products Co                                87.83          91.82         3.99
------------------------------------------------------------------------------------------------------------
026                 King-McIver Sales, Inc.                         940.98         983.73        42.75
------------------------------------------------------------------------------------------------------------
027                 MSC Industrial Supply Co., Inc.               2,110.50       2,206.38        95.88

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

--------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                            Allowed         Payment      Interest
--------------------------------------------------------------------------------------------------------------------
028                 Con-Way Transportation                             586.37         613.01       26.64
--------------------------------------------------------------------------------------------------------------------
029                 American Utility Metals                          7,276.12       7,606.68      330.56
--------------------------------------------------------------------------------------------------------------------
030                 Tubular Steel                                    9,859.60      10,307.54      447.94
--------------------------------------------------------------------------------------------------------------------
031                 Power Systems                                    8,159.60       8,530.30      370.70
--------------------------------------------------------------------------------------------------------------------
032                 Rubber Resource                                    670.64         701.11       30.47
--------------------------------------------------------------------------------------------------------------------
033                 Hampton Inn - Wake Forest                        1,521.89       1,591.03       69.14
--------------------------------------------------------------------------------------------------------------------
034                 Driveline, Inc.                                  3,706.73       3,875.13      168.40
--------------------------------------------------------------------------------------------------------------------
035                 Liquidity Solutions obo Pokorny Sales            1,627.71       1,701.66       73.95
--------------------------------------------------------------------------------------------------------------------
036                 Texo                                             1,088.34       1,137.78       49.44
--------------------------------------------------------------------------------------------------------------------
037                 Moore Industrial Hadware                           469.86         491.21       21.35
--------------------------------------------------------------------------------------------------------------------
039                 Capital Investors obo Unique Coatings            2,825.00       2,953.34      128.34
--------------------------------------------------------------------------------------------------------------------
040                 Triangle Welding Equipment                       3,331.25       3,482.59      151.34
--------------------------------------------------------------------------------------------------------------------
042                 Rochester Gauges of Texas                          590.00         616.80       26.80
--------------------------------------------------------------------------------------------------------------------
044                 Argo Partners obo Hub City                       3,085.04       3,225.20      140.16
--------------------------------------------------------------------------------------------------------------------
046                 American Lube Equip. Corp.                         559.79         585.22       25.43
--------------------------------------------------------------------------------------------------------------------
047                 Hodell Natco                                        79.88          83.51        3.63
--------------------------------------------------------------------------------------------------------------------
049                 Debt Acquisition obo Shurflo                     1,348.18       1,409.43       61.25
--------------------------------------------------------------------------------------------------------------------
050                 Riker Products                                     621.78         650.03       28.25
--------------------------------------------------------------------------------------------------------------------
051                 Indiana Heat Transfer Corp.                     70,571.24      73,777.39    3,206.15
--------------------------------------------------------------------------------------------------------------------
052                 Rexnord Corp                                    55,595.05      58,120.81    2,525.76
--------------------------------------------------------------------------------------------------------------------
054                 Holland-Atlantic Hitch                             531.90         556.06       24.16
--------------------------------------------------------------------------------------------------------------------
055                 Corporate Express                                1,002.78       1,048.34       45.56
--------------------------------------------------------------------------------------------------------------------
056                 Mitchell Distributing                              347.03         362.80       15.77
--------------------------------------------------------------------------------------------------------------------
057                 Ecco Electronic Controls                         1,342.20       1,403.18       60.98

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-------------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                                   Allowed             Payment             Interest
058                 Milwaukee Dustless Brush                                3,659.58            3,825.84            166.26
-------------------------------------------------------------------------------------------------------------------------------
059                 OEM Controls                                            2,434.76            2,545.37            110.61
-------------------------------------------------------------------------------------------------------------------------------
060                 Capital Investors obo Resource Electronics             21,667.54           22,651.93            984.39
-------------------------------------------------------------------------------------------------------------------------------
061                 Fuller Welding and Fabrication                          3,231.34            3,378.14            146.80
-------------------------------------------------------------------------------------------------------------------------------
062                 Pivot Point                                               124.66              130.32              5.66
-------------------------------------------------------------------------------------------------------------------------------
063                 Linale Manufacturing                                   12,067.20           12,615.43            548.23
-------------------------------------------------------------------------------------------------------------------------------
064                 Debt Acquisition obo Southern Alloy                       882.00              922.07             40.07
-------------------------------------------------------------------------------------------------------------------------------
067                 Anchor Products                                           423.67              442.92             19.25
-------------------------------------------------------------------------------------------------------------------------------
068                 Uni-Grip                                                  400.35              418.54             18.19
-------------------------------------------------------------------------------------------------------------------------------
069                 Capital Investors obo Morton Metalcraft                 1,382.02            1,444.81             62.79
-------------------------------------------------------------------------------------------------------------------------------
070                 Motion Industries                                      39,690.19           41,493.37          1,803.18
-------------------------------------------------------------------------------------------------------------------------------
071                 Precision Pulley                                          645.97              675.32             29.35
-------------------------------------------------------------------------------------------------------------------------------
072                 Hill Manufacturing Co                                     862.10              901.27             39.17
-------------------------------------------------------------------------------------------------------------------------------
073                 Chevron Products                                            1.52                1.59              0.07
-------------------------------------------------------------------------------------------------------------------------------
074                 UST, Inc.                                               9,517.60            9,950.00            432.40
-------------------------------------------------------------------------------------------------------------------------------
075                 S Sterling Co.                                            542.50              567.15             24.65
-------------------------------------------------------------------------------------------------------------------------------
076                 RCG Carpathia obo Douglas Autotech                     33,859.84           35,398.14          1,538.30
-------------------------------------------------------------------------------------------------------------------------------
077                 Wescon Products                                           514.22              537.58             23.36
-------------------------------------------------------------------------------------------------------------------------------
078                 Liquidity Solutions obo Nichols Companies               4,148.08            4,336.53            188.45
-------------------------------------------------------------------------------------------------------------------------------
079                 Karman Rubber Co                                       11,239.50           11,750.13            510.63
-------------------------------------------------------------------------------------------------------------------------------
080                 Argo Partners obo Advanced Technology                   3,068.40            3,207.80            139.40
-------------------------------------------------------------------------------------------------------------------------------
081                 J T Ryerson and Sons                                   11,616.18           12,143.92            527.74
-------------------------------------------------------------------------------------------------------------------------------
082                 Standard Products                                         559.00              584.40             25.40
-------------------------------------------------------------------------------------------------------------------------------
084                 Williams Detroit Diesel-Allison, SE                     3,809.16            3,982.22            173.06

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

----------------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                                   Allowed             Payment             Interest

085                 Reliance Electric                                       12,281.61           12,839.58            557.97
----------------------------------------------------------------------------------------------------------------------------------
086                 Smith Equipment and Supply                               1,768.28            1,848.62             80.34
----------------------------------------------------------------------------------------------------------------------------------
087                 Diesel Equipment Co                                      3,973.69            4,154.22            180.53
----------------------------------------------------------------------------------------------------------------------------------
089                 Capital Investors obo Warlick Paint                      4,468.01            4,671.00            202.99
----------------------------------------------------------------------------------------------------------------------------------
090                 RCG Carpathia obo Apache Hose & Belt                    40,240.89           42,069.09          1,828.20
----------------------------------------------------------------------------------------------------------------------------------
091                 ASM Capital obo Gorman-Rupp Industries                  17,360.56           18,149.27            788.71
----------------------------------------------------------------------------------------------------------------------------------
092                 Breeze Clamp Products                                      378.29              395.48             17.19
----------------------------------------------------------------------------------------------------------------------------------
093                 South Star Corp                                         47,177.16           49,320.48          2,143.32
----------------------------------------------------------------------------------------------------------------------------------
095                 Fasco Industries                                           336.71              352.01             15.30
----------------------------------------------------------------------------------------------------------------------------------
096                 Price Machine and Fabrication                            8,703.08            9,098.47            395.39
----------------------------------------------------------------------------------------------------------------------------------
097                 Meritor Wabco                                           67,123.72           70,173.24          3,049.52
----------------------------------------------------------------------------------------------------------------------------------
099                 Dubose Steel                                            12,895.05           13,480.89            585.84
----------------------------------------------------------------------------------------------------------------------------------
100                 Douglas Fabrication                                      3,002.79            3,139.21            136.42
----------------------------------------------------------------------------------------------------------------------------------
101                 Borg Warner Cooling System                                 708.00              740.17             32.17
----------------------------------------------------------------------------------------------------------------------------------
102                 W W Grainger                                             1,051.68            1,099.46             47.78
----------------------------------------------------------------------------------------------------------------------------------
103                 Southern Building Maintenance                            1,138.00            1,189.70             51.70
----------------------------------------------------------------------------------------------------------------------------------
104                 Cameron & Barkley                                        7,424.22            7,761.51            337.29
----------------------------------------------------------------------------------------------------------------------------------
105                 Phillips Temro, Inc.                                       617.48              645.53             28.05
----------------------------------------------------------------------------------------------------------------------------------
106                 Flembeau Southeast                                         595.65              622.71             27.06
----------------------------------------------------------------------------------------------------------------------------------
107                 Velvac, Inc.                                               551.35              576.40             25.05
----------------------------------------------------------------------------------------------------------------------------------
108                 ASM Capital obo Kraft Power Division                    12,655.06           13,230.00            574.94
----------------------------------------------------------------------------------------------------------------------------------
109                 Thermal Dynamics Corp                                    8,550.22            8,938.67            388.45
----------------------------------------------------------------------------------------------------------------------------------
111                 Associates Credit Card Services                            188.32              196.88              8.56
----------------------------------------------------------------------------------------------------------------------------------
112                 Safety Kleen Corp                                          453.66              474.27             20.61

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-----------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                           Allowed             Payment             Interest
-----------------------------------------------------------------------------------------------------------------------
113                 Hypro Corp                                      3,219.78            3,366.06            146.28
-----------------------------------------------------------------------------------------------------------------------
114                 Daido Corp                                      2,853.41            2,983.04            129.63
-----------------------------------------------------------------------------------------------------------------------
115                 Edwards, Ballard, Bishop, et al                19,406.71           20,288.38            881.67
-----------------------------------------------------------------------------------------------------------------------
116                 Flexfab, Inc.                                     552.72              577.83             25.11
-----------------------------------------------------------------------------------------------------------------------
117                 Carolina Rim and Wheel                         14,650.84           15,316.45            665.61
-----------------------------------------------------------------------------------------------------------------------
118                 The Nason Company                               1,342.59            1,403.59             61.00
-----------------------------------------------------------------------------------------------------------------------
119                 ASM Capital obo Seats, Inc.                    10,674.66           11,159.62            484.96
-----------------------------------------------------------------------------------------------------------------------
120                 Sprint                                          3,320.93            3,471.80            150.87
-----------------------------------------------------------------------------------------------------------------------
121                 Capital Investors obo National Welders          1,885.74            1,971.41             85.67
-----------------------------------------------------------------------------------------------------------------------
122                 Budget Rent A Car                               3,350.34            3,502.55            152.21
-----------------------------------------------------------------------------------------------------------------------
123                 Activation, Inc.                               16,652.23           17,408.76            756.53
-----------------------------------------------------------------------------------------------------------------------
124                 Argo Partners obo Monitor Products              3,691.50            3,859.21            167.71
-----------------------------------------------------------------------------------------------------------------------
125                 Intertec Publishing                             1,514.70            1,583.51             68.81
-----------------------------------------------------------------------------------------------------------------------
126                 Debt Acquisition obo Moehler Products           1,115.61            1,166.29             50.68
-----------------------------------------------------------------------------------------------------------------------
127                 Tighitco, Inc.                                  3,305.00            3,455.15            150.15
-----------------------------------------------------------------------------------------------------------------------
138                 Gates Rubber Co                                 4,368.38            4,566.84            198.46
-----------------------------------------------------------------------------------------------------------------------
139                 Engine Power Source                               230.73              241.21             10.48
-----------------------------------------------------------------------------------------------------------------------
142                 Mid-Atlantic Crane and Equipment                  156.75              163.87              7.12
-----------------------------------------------------------------------------------------------------------------------
143                 Dana Corporation                              191,016.27          199,694.41          8,678.14
-----------------------------------------------------------------------------------------------------------------------
144                 Bergstrom Climate Systems                      17,024.87           17,798.33            773.46
-----------------------------------------------------------------------------------------------------------------------
145                 Smith Seal of NC                                2,291.32            2,395.42            104.10
-----------------------------------------------------------------------------------------------------------------------
146                 GNB Battery Tech a/k/a Exide                   11,826.00           12,363.27            537.27
-----------------------------------------------------------------------------------------------------------------------
147                 ESI America Incorp                             39,676.67           41,479.24          1,802.57
-----------------------------------------------------------------------------------------------------------------------
148                 GEMS Industries                                 1,672.03            1,747.99             75.96

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-----------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                       Allowed             Payment             Interest
-----------------------------------------------------------------------------------------------------------------------
149                 PR Newswire                                    290.10              303.28              13.18
-----------------------------------------------------------------------------------------------------------------------
150                 National Precision Bearing                     376.92              394.04              17.12
-----------------------------------------------------------------------------------------------------------------------
151                 ASM Capital obo Thieman Stamping            24,688.45           25,810.08           1,121.63
-----------------------------------------------------------------------------------------------------------------------
156                 Penn Company                                 1,855.96            1,940.28              84.32
-----------------------------------------------------------------------------------------------------------------------
157                 Tire Centers                                22,922.73           23,964.14           1,041.41
-----------------------------------------------------------------------------------------------------------------------
158                 Triad Freightliner of Greensboro           914,857.90          956,421.17          41,563.27
-----------------------------------------------------------------------------------------------------------------------
161                 Lakeville Motor Express                      2,384.00            2,492.31             108.31
-----------------------------------------------------------------------------------------------------------------------
162                 Far Packaging Co                             2,663.20            2,784.19             120.99
-----------------------------------------------------------------------------------------------------------------------
165                 Manufacturer's News                            139.00              145.31               6.31
-----------------------------------------------------------------------------------------------------------------------
166                 Bendix Hydraulic Division                   17,039.73           17,813.87             774.14
-----------------------------------------------------------------------------------------------------------------------
168                 Questron Distribution                       40,916.74           42,775.64           1,858.90
-----------------------------------------------------------------------------------------------------------------------
169                 NAPA Auto Parts                              4,408.96            4,609.27             200.31
-----------------------------------------------------------------------------------------------------------------------
170                 Penton Media                                   518.50              542.06              23.56
-----------------------------------------------------------------------------------------------------------------------
172                 Debt Acquisition obo Liteco                  2,145.44            2,242.91              97.47
-----------------------------------------------------------------------------------------------------------------------
173                 Argo Partners obo Preco, Inc.                2,709.58            2,832.68             123.10
-----------------------------------------------------------------------------------------------------------------------
174                 Early Distributing Co                           72.18               75.46               3.28
-----------------------------------------------------------------------------------------------------------------------
175                 Cross Fluid Power                           45,458.21           47,523.44           2,065.23
-----------------------------------------------------------------------------------------------------------------------
176                 Capital Investors obo Thieman Metal         18,759.38           19,611.64             852.26
-----------------------------------------------------------------------------------------------------------------------
177                 Russell Mfg and Sales                        3,412.22            3,567.24             155.02
-----------------------------------------------------------------------------------------------------------------------
178                 Speeco                                         372.71              389.64              16.93
-----------------------------------------------------------------------------------------------------------------------
179                 White Oil Co.                                1,860.60            1,945.13              84.53
-----------------------------------------------------------------------------------------------------------------------
180                 R W Manufacturing                            6,883.45            7,196.17             312.72
-----------------------------------------------------------------------------------------------------------------------
181                 Dieco, LLC                                     660.52              690.53              30.01
-----------------------------------------------------------------------------------------------------------------------
182                 Eaton Corporation                            1,152.67            1,205.04              52.37

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

--------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                           Allowed             Payment          Interest
--------------------------------------------------------------------------------------------------------------------
183                 RCG Carpathia obo Trucut                        60,589.25           63,341.90        2,752.65
--------------------------------------------------------------------------------------------------------------------
186                 Corrugated Container Corp                        3,258.51            3,406.55          148.04
--------------------------------------------------------------------------------------------------------------------
187                 Hydraulic & Pneumatic                           21,169.60           22,131.36          961.76
--------------------------------------------------------------------------------------------------------------------
190                 RCG Carpathia obo Berendsen                     37,458.84           39,160.65        1,701.81
--------------------------------------------------------------------------------------------------------------------
191                 Eaton Corporation for Aeroquip                   1,847.59            1,931.53           83.94
--------------------------------------------------------------------------------------------------------------------
193                 GFI Control Systems                                613.10              640.95           27.85
--------------------------------------------------------------------------------------------------------------------
195                 Orton MCullough Crane                          101,589.03          106,204.36        4,615.33
--------------------------------------------------------------------------------------------------------------------
196                 Cole Hersee Co                                   2,733.57            2,857.76          124.19
--------------------------------------------------------------------------------------------------------------------
197                 Capital Investors obo OTR Wheel Engineeri       26,600.59           27,809.09        1,208.50
--------------------------------------------------------------------------------------------------------------------
198                 The Spartan Steel Co.                           11,753.82           12,287.81          533.99
--------------------------------------------------------------------------------------------------------------------
199                 Sherwin Williams Auto Finishes                  45,867.62           47,951.45        2,083.83
--------------------------------------------------------------------------------------------------------------------
200                 Wake Forest Florist                                297.60              311.12           13.52
--------------------------------------------------------------------------------------------------------------------
201                 Fairey Arlon, Inc.                               1,583.75            1,655.70           71.95
--------------------------------------------------------------------------------------------------------------------
202                 G and H Distributing                               485.03              507.07           22.04
--------------------------------------------------------------------------------------------------------------------
203                 Robert Bosch Corporation                           380.30              397.58           17.28
--------------------------------------------------------------------------------------------------------------------
204                 Capital Investors obo Omni Southeastern         11,929.10           12,471.06          541.96
--------------------------------------------------------------------------------------------------------------------
205                 Gregory Poole Equipment                         11,042.73           11,544.42          501.69
--------------------------------------------------------------------------------------------------------------------
206                 Wes O. Brant                                    22,312.55           23,326.24        1,013.69
--------------------------------------------------------------------------------------------------------------------
208                 Martin W. McCullough                             6,218.42            6,500.93          282.51
--------------------------------------------------------------------------------------------------------------------
209                 Thomas N. Nelson                                82,499.82           86,247.90        3,748.08
--------------------------------------------------------------------------------------------------------------------
210                 Machine and Welding Supply                      14,056.88           14,695.50          638.62
--------------------------------------------------------------------------------------------------------------------
211                 Amex Travel Related Services                     8,207.50            8,580.38          372.88
--------------------------------------------------------------------------------------------------------------------
212                 William E. Carty, Jr.                           18,750.03           19,601.87          851.84
--------------------------------------------------------------------------------------------------------------------
214                 Argo Partners for Durst Division                10,236.62           10,701.68          465.06

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-----------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                          Allowed             Payment             Interest
-----------------------------------------------------------------------------------------------------------------------

215                 Progressive Energy                             11,845.12           12,383.26             538.14
-----------------------------------------------------------------------------------------------------------------------
216                 NEO Plastics                                    9,609.62           10,046.20             436.58
-----------------------------------------------------------------------------------------------------------------------
217                 The Goodyear Tire and Rubber Co                22,958.76           24,001.81           1,043.05
-----------------------------------------------------------------------------------------------------------------------
218                 CGR Products                                    1,205.49            1,260.26              54.77
-----------------------------------------------------------------------------------------------------------------------
219                 Technicon                                      23,882.53           24,967.55           1,085.02
-----------------------------------------------------------------------------------------------------------------------
222                 Darby Metal Works                             210,495.02          220,058.10           9,563.08
-----------------------------------------------------------------------------------------------------------------------
225                 Metals, USA                                   221,911.85          231,993.61          10,081.76
-----------------------------------------------------------------------------------------------------------------------
229                 Aramark Uniform Services                       11,877.02           12,416.61             539.59
-----------------------------------------------------------------------------------------------------------------------
232                 H.D.M.                                         27,711.53           28,970.50           1,258.97
-----------------------------------------------------------------------------------------------------------------------
233                 Best Metal Products                            12,962.50           13,551.40             588.90
-----------------------------------------------------------------------------------------------------------------------
234                 Mallory Electric Supply                           477.38              499.07              21.69
-----------------------------------------------------------------------------------------------------------------------
237                 Beede Electrical Instrument                     1,276.29            1,334.27              57.98
-----------------------------------------------------------------------------------------------------------------------
239                 Duff & Phelps                                  35,000.00           36,590.10           1,590.10
-----------------------------------------------------------------------------------------------------------------------
252                 Builders First Source                           1,467.67            1,534.35              66.68
-----------------------------------------------------------------------------------------------------------------------
253                 Chalmers Suspension                            48,589.65           50,797.15           2,207.50
-----------------------------------------------------------------------------------------------------------------------
254                 Danline, Inc.                                   7,555.48            7,898.74             343.26
-----------------------------------------------------------------------------------------------------------------------
316                 Cummins                                        64,477.52           67,406.82           2,929.30
-----------------------------------------------------------------------------------------------------------------------
330                 William Warden                                 22,000.03           22,999.52             999.49
-----------------------------------------------------------------------------------------------------------------------
341                 Capital Investors obo Federal Mogul             1,084.39            1,133.66              49.27
-----------------------------------------------------------------------------------------------------------------------
343                 Polymer Technologies                              822.60              859.97              37.37
-----------------------------------------------------------------------------------------------------------------------
386                 Allen Hydraulics                                  326.90              341.75              14.85
-----------------------------------------------------------------------------------------------------------------------
387                 North American Engine                          20,034.25           20,944.43             910.18
-----------------------------------------------------------------------------------------------------------------------
388                 Berendsen                                      37,500.00           39,203.68           1,703.68
-----------------------------------------------------------------------------------------------------------------------
390                 Debt Acquisition obo Stainless Steel            1,209.60            1,264.55              54.95

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                        Allowed             Payment          Interest
------------------------------------------------------------------------------------------------------------------
411                 L & H Technologies                           65,341.82           68,310.39        2,968.57
------------------------------------------------------------------------------------------------------------------
412                 Governors America Corp                        1,261.33            1,318.63           57.30
------------------------------------------------------------------------------------------------------------------
413                 Indiana Mills and Manufacturing               3,399.25            3,553.68          154.43
------------------------------------------------------------------------------------------------------------------
416                 Acro Manufacturing                           18,120.24           18,943.47          823.23
------------------------------------------------------------------------------------------------------------------
419                 Sunrise Fiberglass                          137,010.33          143,234.90        6,224.57
------------------------------------------------------------------------------------------------------------------
423                 Hayes Industrial Brake                       17,477.42           18,271.44          794.02
------------------------------------------------------------------------------------------------------------------
424                 Romar Industries                            249,825.37          261,175.28       11,349.91
------------------------------------------------------------------------------------------------------------------
425                 Monroe Auto d/b/a Tenneco Automotive          6,307.89            6,594.47          286.58
------------------------------------------------------------------------------------------------------------------
426                 Superior Manufacturing                       77,052.14           80,552.73        3,500.59
------------------------------------------------------------------------------------------------------------------
431                 Svedala Industries                            4,443.35            4,645.22          201.87
------------------------------------------------------------------------------------------------------------------
432                 McGladrey and Pullen                         57,749.00           60,372.62        2,623.62
------------------------------------------------------------------------------------------------------------------
433                 Custom Machine & Design                       1,209.60            1,264.55           54.95
------------------------------------------------------------------------------------------------------------------
434                 Blue Ridge Diesel                            65,459.93           68,433.87        2,973.94
------------------------------------------------------------------------------------------------------------------
435                 Carolina Handling                               535.00              559.31           24.31
------------------------------------------------------------------------------------------------------------------
436                 Q3JMC                                           866.75              906.13           39.38
------------------------------------------------------------------------------------------------------------------
438                 GKN - Armstrong Wheels                        4,601.00            4,810.03          209.03
------------------------------------------------------------------------------------------------------------------
440                 Accurate Machine & Tool                      24,511.09           25,624.66        1,113.57
------------------------------------------------------------------------------------------------------------------
445                 American Airlines                             1,763.20            1,843.30           80.10
------------------------------------------------------------------------------------------------------------------
446                 A & E Manufacturing                             287.13              300.17           13.04
------------------------------------------------------------------------------------------------------------------
447                 Bearing Headquarters                            812.22              849.12           36.90
------------------------------------------------------------------------------------------------------------------
447                 A+ Turf Care                                  1,200.00            1,254.52           54.52
------------------------------------------------------------------------------------------------------------------
448                 North American Engineering                   23,380.24           24,442.44        1,062.20
------------------------------------------------------------------------------------------------------------------
448                 AA Electric I/O Division                      2,527.05            2,641.86          114.81
------------------------------------------------------------------------------------------------------------------
449                 ADP Investor Communication                      571.32              597.28           25.96

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-----------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                                   Allowed             Payment            Interest
-----------------------------------------------------------------------------------------------------------------------------
452                 Alfred Williams                                         914.72              956.28              41.56
-----------------------------------------------------------------------------------------------------------------------------
453                 Alltel                                                   61.74               64.54               2.80
-----------------------------------------------------------------------------------------------------------------------------
454                 Altronics Service, Inc.                                 555.00              580.21              25.21
-----------------------------------------------------------------------------------------------------------------------------
455                 Auto Gear                                            68,559.81           71,674.58           3,114.77
-----------------------------------------------------------------------------------------------------------------------------
456                 Argo Partners obo Automatic Data Process              6,267.26            6,551.99             284.73
-----------------------------------------------------------------------------------------------------------------------------
457                 Covington Diesel                                    224,085.63          234,266.15          10,180.52
-----------------------------------------------------------------------------------------------------------------------------
457                 Barksdale                                               500.21              522.94              22.73
-----------------------------------------------------------------------------------------------------------------------------
458                 Chrysler Financial c/o Stephen Hale                   4,303.04            4,498.53             195.49
-----------------------------------------------------------------------------------------------------------------------------
458                 Barron Manufacturing Co                                 386.21              403.76              17.55
-----------------------------------------------------------------------------------------------------------------------------
459                 Batavia Metal Products                                2,318.76            2,424.10             105.34
-----------------------------------------------------------------------------------------------------------------------------
462                 Berlin Tire Center                                   22,637.79           23,666.26           1,028.47
-----------------------------------------------------------------------------------------------------------------------------
463                 Capital Investors obo BPFE Intl                       2,816.00            2,943.93             127.93
-----------------------------------------------------------------------------------------------------------------------------
464                 BGI Shares Services                                   4,831.73            5,051.24             219.51
-----------------------------------------------------------------------------------------------------------------------------
465                 Boker's Incorporated                                  1,145.82            1,197.88              52.06
-----------------------------------------------------------------------------------------------------------------------------
466                 ASM Capital obo Bostrom Seating                       1,839.50            1,923.07              83.57
-----------------------------------------------------------------------------------------------------------------------------
467                 Liquidity Solutions obo Brad Ragan                    2,442.78            2,553.76             110.98
-----------------------------------------------------------------------------------------------------------------------------
468                 Brady Services                                        2,383.98            2,492.29             108.31
-----------------------------------------------------------------------------------------------------------------------------
469                 Brakes Incorporated                                     142.52              148.99               6.47
-----------------------------------------------------------------------------------------------------------------------------
471                 Debt Acquisition obo C and S Graphics                 1,166.75            1,219.76              53.01
-----------------------------------------------------------------------------------------------------------------------------
472                 ASM obo Capital Ford                                  9,297.70            9,720.11             422.41
-----------------------------------------------------------------------------------------------------------------------------
473                 Carolina Fluid Technology                               202.92              212.14               9.22
-----------------------------------------------------------------------------------------------------------------------------
475                 Carotek                                                 530.89              555.01              24.12
-----------------------------------------------------------------------------------------------------------------------------
476                 Carquest Auto Parts                                     464.90              486.02              21.12
-----------------------------------------------------------------------------------------------------------------------------
477                 Capital Investors obo Cental Engines                  2,261.76            2,364.51             102.75

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                             Allowed             Payment             Interest
-------------------------------------------------------------------------------------------------------------------------
478                 Ceridian Benefit Services                          220.00              229.99              9.99
-------------------------------------------------------------------------------------------------------------------------
479                 Certified Power                                    281.87              294.68             12.81
-------------------------------------------------------------------------------------------------------------------------
480                 Chicago Hardware & Fixture                       1,181.01            1,234.66             53.65
-------------------------------------------------------------------------------------------------------------------------
481                 Clampco Products                                   131.20              137.16              5.96
-------------------------------------------------------------------------------------------------------------------------
482                 Clark Brothers Inst Co                             266.27              278.37             12.10
-------------------------------------------------------------------------------------------------------------------------
484                 Cross Sales and Engineering                        714.58              747.04             32.46
-------------------------------------------------------------------------------------------------------------------------
485                 ASM Capital obo Crotty Corporation               2,057.50            2,150.98             93.48
-------------------------------------------------------------------------------------------------------------------------
486                 Darson Corporation                                 339.39              354.81             15.42
-------------------------------------------------------------------------------------------------------------------------
487                 Liquidity Solutions obo Defense Products         5,364.13            5,607.83            243.70
-------------------------------------------------------------------------------------------------------------------------
488                 Del City Wire                                      319.81              334.34             14.53
-------------------------------------------------------------------------------------------------------------------------
490                 Dillon Supply Company                               85.55               89.44              3.89
-------------------------------------------------------------------------------------------------------------------------
491                 Door Ways & Dock Equipment                       1,243.35            1,299.84             56.49
-------------------------------------------------------------------------------------------------------------------------
492                 Draper Texmaco                                   9,160.73            9,576.91            416.18
-------------------------------------------------------------------------------------------------------------------------
493                 E I Dupont de Memours                            1,727.00            1,805.46             78.46
-------------------------------------------------------------------------------------------------------------------------
494                 Electric Steel Castings                          4,736.64            4,951.83            215.19
-------------------------------------------------------------------------------------------------------------------------
495                 Enterprise Information Services                 11,896.89           12,437.38            540.49
-------------------------------------------------------------------------------------------------------------------------
496                 ESP, Inc.                                          214.04              223.76              9.72
-------------------------------------------------------------------------------------------------------------------------
497                 Exxon/GECC                                          16.08               16.81              0.73
-------------------------------------------------------------------------------------------------------------------------
498                 Fibergate Corp                                   6,566.67            6,865.00            298.33
-------------------------------------------------------------------------------------------------------------------------
499                 Capital Investors obo Flex Tech Sales            1,154.39            1,206.84             52.45
-------------------------------------------------------------------------------------------------------------------------
500                 Fluid Tech                                         281.22              294.00             12.78
-------------------------------------------------------------------------------------------------------------------------
501                 Flurocarbon Samuel Moore                         2,003.40            2,094.42             91.02
-------------------------------------------------------------------------------------------------------------------------
502                 Fritz Company                                      240.00              250.90             10.90
-------------------------------------------------------------------------------------------------------------------------
503                 Gamma Manufacturing                                625.00              653.39             28.39

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                          Allowed             Payment            Interest
------------------------------------------------------------------------------------------------------------------------
504                 Worldwide P.T. Products                         86.04               89.95               3.91
------------------------------------------------------------------------------------------------------------------------
505                 GE Industrial Systems                          650.00              679.53              29.53
------------------------------------------------------------------------------------------------------------------------
506                 General Electric Supply                        103.09              107.77               4.68
------------------------------------------------------------------------------------------------------------------------
507                 Glass Doctor                                   304.66              318.50              13.84
------------------------------------------------------------------------------------------------------------------------
508                 Global Environment                           1,295.00            1,353.83              58.83
------------------------------------------------------------------------------------------------------------------------
510                 Goodyear Tire and Rubber                       751.95              786.11              34.16
------------------------------------------------------------------------------------------------------------------------
511                 Graybar Electric Co                          1,627.73            1,701.68              73.95
------------------------------------------------------------------------------------------------------------------------
512                 Guardian Fire Equipment                        629.00              657.58              28.58
------------------------------------------------------------------------------------------------------------------------
513                 Harvey Holding                               1,166.97            1,219.99              53.02
------------------------------------------------------------------------------------------------------------------------
514                 Capital Investors obo IC Harness Tech       31,488.06           32,918.61           1,430.55
------------------------------------------------------------------------------------------------------------------------
515                 Illinois Blower                             13,854.00           14,483.41             629.41
------------------------------------------------------------------------------------------------------------------------
516                 Debt Acquisition obo Index Senesors          1,715.42            1,793.35              77.93
------------------------------------------------------------------------------------------------------------------------
517                 Industrial Supply Co                            59.26               61.95               2.69
------------------------------------------------------------------------------------------------------------------------
518                 Insight Direct                                  33.69               35.22               1.53
------------------------------------------------------------------------------------------------------------------------
519                 Jewett Machine Mfg                          11,261.00           11,772.60             511.60
------------------------------------------------------------------------------------------------------------------------
520                 JJ Gregory & Sons                           10,021.65           10,476.95             455.30
------------------------------------------------------------------------------------------------------------------------
521                 John McCullough                             16,439.08           17,185.93             746.85
------------------------------------------------------------------------------------------------------------------------
522                 John W. Hobs Division                          255.18              266.77              11.59
------------------------------------------------------------------------------------------------------------------------
523                 ASM Capital obo Kennemetal                  11,310.50           11,824.35             513.85
------------------------------------------------------------------------------------------------------------------------
524                 Kevin Bell, MD                                 935.00              977.48              42.48
------------------------------------------------------------------------------------------------------------------------
526                 L and H Mobile                                 237.77              248.57              10.80
------------------------------------------------------------------------------------------------------------------------
527                 Lason, Inc.                                    237.00              247.77              10.77
------------------------------------------------------------------------------------------------------------------------
529                 M-B Co Inc of Wisconsin                        300.00              313.63              13.63
------------------------------------------------------------------------------------------------------------------------
530                 Manpower Temporary                           2,437.50            2,548.24             110.74

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

Claim Payee                                                  Allowed      Payment      Interest
-------------------------------------------------------------------------------------------------
531   Maradyne Corp                                           149.10       155.87       6.77
-------------------------------------------------------------------------------------------------
533   Maurey Mfg                                               35.42        37.03       1.61
-------------------------------------------------------------------------------------------------
534   Maxima Technologies                                     189.40       198.00       8.60
-------------------------------------------------------------------------------------------------
535   McMaster Carr Supply Co                                 144.26       150.81       6.55
-------------------------------------------------------------------------------------------------
536   Medstop Medical Center                                  161.00       168.31       7.31
-------------------------------------------------------------------------------------------------
539   Mobile Climate Control                                2,365.56     2,473.03     107.47
-------------------------------------------------------------------------------------------------
540   Morrisette Paper Co                                   2,733.58     2,857.77     124.19
-------------------------------------------------------------------------------------------------
541   Morse Controls Division                                 856.42       895.33      38.91
-------------------------------------------------------------------------------------------------
543   Liquidity Solutions obo National Tech Transfer        1,970.00     2,059.50      89.50
-------------------------------------------------------------------------------------------------
544   Nelson Muffler                                        2,075.00     2,169.27      94.27
-------------------------------------------------------------------------------------------------
546   Northern                                                417.96       436.95      18.99
-------------------------------------------------------------------------------------------------
547   O'Neal Steel                                        174,255.15   182,171.80   7,916.65
-------------------------------------------------------------------------------------------------
548   Orkin Exterminating                                     297.00       311.43      14.43
-------------------------------------------------------------------------------------------------
549   Orschelen Lever Sales                                   282.27       295.09      12.82
-------------------------------------------------------------------------------------------------
550   Pacific Investment Services                              19.80        20.70       0.90
-------------------------------------------------------------------------------------------------
551   Paper Calmenson and Co                                4,225.76     4,417.74     191.98
-------------------------------------------------------------------------------------------------
553   Pioneer Standard Electronics                            158.46       165.66       7.20
-------------------------------------------------------------------------------------------------
554   Plastics Products                                     2,024.16     2,116.12      91.96
-------------------------------------------------------------------------------------------------
555   PMW Products                                            995.10     1,040.31      45.21
-------------------------------------------------------------------------------------------------
556   Price Pump Co                                         8,984.19     9,392.35     408.16
-------------------------------------------------------------------------------------------------
557   Quadrastat Controls Corp                                440.80       460.83      20.03
-------------------------------------------------------------------------------------------------
558   R.S. Hughes                                           1,162.26     1,215.06      52.80
-------------------------------------------------------------------------------------------------
559   Racor Industries, Inc.                                  289.30       302.44      13.14
-------------------------------------------------------------------------------------------------
560   Radio Communications                                    193.32       202.10       8.78

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

-----------------------------------------------------------------------------------------
Claim Payee                                           Allowed     Payment     Interest
-----------------------------------------------------------------------------------------
561   Raleigh Valve and Fitting                         46.02       48.11       2.09
-----------------------------------------------------------------------------------------
562   Re-Trac Manufacturing                          3,166.81    3,310.68     143.87
-----------------------------------------------------------------------------------------
565   Revcor-Molded Products Co                        519.24      542.83      23.59
-----------------------------------------------------------------------------------------
566   Richard A. Rosenthal                           3,000.00    3,136.29     136.29
-----------------------------------------------------------------------------------------
567   Rosenbloom Machine & Tool                         18.83       19.69       0.86
-----------------------------------------------------------------------------------------
568   Ross Gear Division                             2,257.91    2,360.49     102.58
-----------------------------------------------------------------------------------------
570   Southchem, Inc.                                7,606.65    7,952.23     345.58
-----------------------------------------------------------------------------------------
571   ASM Capital obo Southeastern Screenprint       9,428.76    9,857.12     428.36
-----------------------------------------------------------------------------------------
572   Southern Mobile Hydraulics                    43,351.52   45,321.04   1,969.52
-----------------------------------------------------------------------------------------
574   SPX Corp Service Solutions                       154.91      161.95       7.04
-----------------------------------------------------------------------------------------
575   Argo obo St Paul Aluminum Cast                11,530.54   12,054.39     523.85
-----------------------------------------------------------------------------------------
576   Stewart Warner                                 2,417.01    2,537.27     120.26
-----------------------------------------------------------------------------------------
577   Stone Heavy Vehicle                              939.73      982.42      42.69
-----------------------------------------------------------------------------------------
578   Suburban Auto                                     66.99       70.03       3.04
-----------------------------------------------------------------------------------------
579   T and J Supply                                   129.89      135.79       5.90
-----------------------------------------------------------------------------------------
580   Tankcraft Corp                                 2,405.00    2,514.26     109.26
-----------------------------------------------------------------------------------------
581   TBI                                              388.05      405.68      17.63
-----------------------------------------------------------------------------------------
582   Argo Partners obo Temptco Steel               10,000.00   10,454.31     454.31
-----------------------------------------------------------------------------------------
583   Tennat Co                                        240.62      251.55      10.93
-----------------------------------------------------------------------------------------
584   Texaco, Inc.                                     124.76      130.43       5.67
-----------------------------------------------------------------------------------------
585   The Grote Mfg                                  6,811.99    7,121.47     309.48
-----------------------------------------------------------------------------------------
586   Argo Partners obo The Plantation Inn           2,713.53    2,836.81     123.28
-----------------------------------------------------------------------------------------
587   The Protectoseal Co                            1,334.05    1,394.66      60.61
-----------------------------------------------------------------------------------------
588   The Timken Steel Co                              408.57      427.13      18.56

                                    Exhibit C
                               Athey Products Corp
                        Unsecured Claims, Pay Date 9/8/01

----------------------------------------------------------------------------------------------------------------------------
Claim No.           Payee                                                 Allowed             Payment           Interest
----------------------------------------------------------------------------------------------------------------------------
589                 Capital Investors obo Timbren Industries               3,221.00            3,367.33            146.33
----------------------------------------------------------------------------------------------------------------------------
590                 Town of Wake Forest                                    2,713.89            2,837.19            123.30
----------------------------------------------------------------------------------------------------------------------------
591                 Transwind Products                                       410.87              429.54             18.67
----------------------------------------------------------------------------------------------------------------------------
592                 Triangle Air Filters                                     175.85              183.84              7.99
----------------------------------------------------------------------------------------------------------------------------
593                 Triangle Fire Extinguisher                               711.52              743.85             32.33
----------------------------------------------------------------------------------------------------------------------------
594                 Triangle Plastics                                        655.94              685.74             29.80
----------------------------------------------------------------------------------------------------------------------------
595                 Triangle Reprographics                                 5,143.78            5,377.47            233.69
----------------------------------------------------------------------------------------------------------------------------
597                 Argo Partners obo Truck-Lite Co                        3,364.24            3,527.54            163.30
----------------------------------------------------------------------------------------------------------------------------
598                 Tuthill Corp                                           1,101.91            1,151.97             50.06
----------------------------------------------------------------------------------------------------------------------------
599                 Uline                                                    287.17              300.22             13.05
----------------------------------------------------------------------------------------------------------------------------
600                 Unum Life Ins                                          3,831.54            4,005.61            174.07
----------------------------------------------------------------------------------------------------------------------------
601                 Valley Detroit Disesel                                 2,688.01            2,810.13            122.12
----------------------------------------------------------------------------------------------------------------------------
603                 Walker Auto Stores                                     2,095.00            2,190.18             95.18
----------------------------------------------------------------------------------------------------------------------------
606                 Webb Industries                                           10.30               10.77              0.47
----------------------------------------------------------------------------------------------------------------------------
607                 Weldon Technologies                                      109.47              114.44              4.97
----------------------------------------------------------------------------------------------------------------------------
608                 Argo Partners obo White Rogers Control                 3,150.88            3,294.03            143.15
----------------------------------------------------------------------------------------------------------------------------
609                 William E. Cooke, Jr.                                    777.44              812.76             35.32
----------------------------------------------------------------------------------------------------------------------------
610                 Wooster Products                                         393.84              411.73             17.89
----------------------------------------------------------------------------------------------------------------------------
                    Totals                                            $5,120,292.77       $5,352,936.55       $232,643.78


----------------------------------------------------------------------------------------------------------------------------

                                    Exhibit D
                               Athey Products Corp
                           Unsecured Claims paid 10/11

-----------------------------------------------------------------------------------------------------------
  Claim No.                   Payee              Claim Amt              Interest                 Total
-----------------------------------------------------------------------------------------------------------
342                      EPA                    $ 37,000.00             $1,907.95             $ 38,907.95
-----------------------------------------------------------------------------------------------------------
132-137                  Parker Hannifin        $195,725.72                                   $195,725.72
-----------------------------------------------------------------------------------------------------------
470                      Burke Industries       $  3,776.60                                   $  4,000.15
-----------------------------------------------------------------------------------------------------------
532                      Liquidity              $  1,412.00             $   73.15             $  1,485.15
                         Solutions o/b/o
                         Marmon
                         Keystone
-----------------------------------------------------------------------------------------------------------
110                      Liquidity              $ 24,028.39             $1,239.05             $ 25,267.44
                         Solutions o/bo
                         Donaldson
                         Company, Inc.
-----------------------------------------------------------------------------------------------------------
602                      Vonberg Valve          $    463.51             $   23.90             $    487.41
-----------------------------------------------------------------------------------------------------------
066                      Hydro Tube             $ 25,479.42             $1,313.88             $ 26,793.30
-----------------------------------------------------------------------------------------------------------
Total                                           $ 88,448.32             $4,561.28             $ 93,009.60
-----------------------------------------------------------------------------------------------------------

                                    Exhibit E
                               Athey Products Corp
                           Unsecured Claims paid 11/30

-----------------------------------------------------------------------------------------------------------
  Claim No.               Payee                  Claim Amt              Interest                  Total
-----------------------------------------------------------------------------------------------------------
450                Arvin Meritor                $119,369.19            $ 7,058.25              $126,427.44
-----------------------------------------------------------------------------------------------------------
132-137            Parker Hannifin              $114,030.89            $ 6,749.88              $120,780.77
-----------------------------------------------------------------------------------------------------------
605                NC Child Support             $     65.00            $     7.10              $     72.10
                   Centralized Collections
                   (formerly Warren Co
                   Superior Court)
-----------------------------------------------------------------------------------------------------------
470                Burke Industries             $  3,776.60            $   223.55              $  4,000.15
-----------------------------------------------------------------------------------------------------------
639                Chubb Insurance Group        $ 13,233.00            $   789.89              $ 14,022.89
-----------------------------------------------------------------------------------------------------------
Total                                           $250,474.68            $14,828.67              $265,303.35
-----------------------------------------------------------------------------------------------------------